UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported)     March 24, 2005



                             AURORA GOLD CORPORATION
             (Exact name of registrant as specified in its charter)



    Delaware                       0-24393               13-3945947
(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                 File Number)          Identification No.)



3540 West 41st Avenue, Suite 204, Vancouver BC Canada           V6N 3E6
 (Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, Including the area code:         (604) 687-4432


 (Former name or former address, if changed from last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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AURORA GOLD CORPORATION
-----------------------

Item 1.02     Termination of a Material Definitive Agreement

In March 2005 Aurora Gold Corporation dropped its options with Full Medal Minerals Ltd. to acquire an interest in three mineral exploration properties located in the State of Alaska. The three mineral exploration properties are the Lucky Shot Property in the Palmer Recording District, State of Alaska, the Gunsite Property in the Talkeetna Recording District, State of Alaska and the Zackly Property in the Talkeetna Recording District, State of Alaska


Item 9.01.     Financial Statements and Exhibits

(c)  Exhibits:

     Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      AURORA GOLD CORPORATION


Date: March 24, 2005                    by:  /s/  A. Cameron Richardson
      --------------                         --------------------------
                                             A. Cameron Richardson
                                             President and Director



Exhibit Index:
--------------


Exhibits:
     Not Applicable


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